Offerings - Offering: 1	Aug. 11, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Maximum Aggregate Offering Price	$ 2,000.00
Amount of Registration Fee	$ 0.28
Offering Note	The maximum aggregate amount of the securities to which the amended prospectus relates is $2,000.00. The initial fee of $0.28 for the initial aggregate of $2,000.00 was previously paid - Accession No. 0001104659-26-090327.